Form N-CSR
Pursuant to Rule 30b2-1 {17 CFR 270.30b2-1}


1.	Investment Company Act File Number:	811-09189

2.   	Exact name of investment company as specified in
registration statement: Zazove Convertible Securities Fund, Inc.

3.	Address of principal executive office:
	1001 Tahoe Blvd.
	Incline Village, NV 89451

4.	Name and Address of Agent for Service:
Mark R. Ludviksen
1001 Tahoe Blvd.
Incline Village, NV 89451

5. Registrant's telephone number:  775.886.1500

6. Date of fiscal year end:  December 31

7. Date of reporting period:  January 1, 2012 through
                              June 30, 2012


Item 1.  Report to Stockholders

Zazove Convertible Securities Fund, Inc.
Semi-Annual Report
June 30, 2012 (Unaudited)


ZAZOVE CONVERTIBLE SECURITIES FUND, INC.
TABLE OF CONTENTS
                                                        Page
HISTORICAL RETURNS                                         1

FINANCIAL STATEMENTS:
  Statement of Assets and Liabilities                      2
  Schedule of Investments                                3-6
  Statement of Operations                                  7
  Statements of Changes in Net Assets                      8
  Statement of Cash Flows                                  9
  Notes to Financial Statements                        10-16
PROXY VOTING POLICIES                                     17


Zazove Convertible Securities Fund, Inc.
RELATIVE HISTORICAL RETURNS
For the Period Ended June 30, 2012

[A graph illustrates the relative performance of the Fund versus the S&P 500 , Russell 2000 Index and Barclays Capital U.S. Aggregate Bond Index for the one year, three year, five year and ten year period ended June 30,2012. As illustrated in the graph, during this period the Fund's return was -9.28%,+13.05%, +1.10%
and +10.34%, respectively, while the return of the S&P 500 was +5.45%, +16.40%, +0.22% and +5.33.%, respectively, the return of the Russell 2000 Index was -2.08%, +17.80%, +0.54% and +7.00%, respectively, and the return of the Barclays Capital U.S. Aggregate Bond Index was +7.47%,
+6.93%, +6.79% and +5.63%, respectively.

The Fund's returns are presented after all fees and expenses. The returns of the S&P 500 stock Index, the Russell 2000 Stock Index and the Barclays Capital U.S. Aggregate Bond Index are presented after the reinvestment of dividends and interest. Past results are not a guarantee of future performance.


ZAZOVE CONVERTIBLE SECURITIES FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2012 (UNAUDITED)

ASSETS

Investments, at fair value
(cost $74,022,153)                                $  70,727,260
Cash and cash equivalents                               256,132
Receivables:
  Interest                                              424,476
  Dividends                                              35,723
  Securities sold                                     2,309,976
  Other Assets                                           35,252

     Total assets                                    73,788,819


LIABILITIES

Payables:
  Capital shares redeemed                               953,844
  Due to broker                                      10,382,756
  Transfer agency fees                                    5,584
  Custody fees                                            1,420
  Professional fees                                      39,750
  Securities purchased                                   11,171
  Other                                                   3,458

     Total liabilities                               11,397,983

NET ASSETS                                        $  62,390,836


ANALYSIS OF NET ASSETS:
  Common stock ($.01 par value; 25,000,000 shares       34,300
    authorized;3,429,952 shares issued and outstanding)
  Paid-in surplus                                    65,324,364
  Accumulated net realized gains on investments
  and securities sold short                             633,986
  Accumulated undistributed net investment loss        (306,921)
  Net unrealized depreciation on investments
  and securities sold short                          (3,294,893)

NET ASSETS                                           62,390,836

NET ASSET VALUE PER SHARE
 (based on 3,429,952 shares outstanding)	         $18.19


See notes to financial statements.


ZAZOVE CONVERTIBLE SECURITIES FUND, INC.
SCHEDULE OF INVESTMENTS
June 30, 2012 (UNAUDITED)


                                          Principal/        Fair
                                            Shares/        Value
					  Contracts
INVESTMENTS - 100%

CONVERTIBLE PREFERRED STOCK - 16%
UNITED STATES - 16%


Affiliated Managers Group,Inc. 5.150%        48,410     2,093,732
   Due 10-15-37
Bunge Limited 4.875%			     18,090     1,730,942
Carriage Services Capital Trust 7.000%       59,500     2,528,750
   Due 06-01-29
Chesapeake Energy 5.750% (144A) (b)           1,200     1,062,000
Emmis Communications Corporation 6.250%       22,100      386,750
Interpublic Group 5.250%                        305       322,537
Stanley Black & Decker, Inc. 4.750%          24,680     2,889,103

Total Convertible Preferred Stock (cost $10,015,383)   11,013,814

MANDATORY CONVERTIBLES- 1%
UNITED STATES- 1%

Thompson Creek Metals Company, Inc. $6.50
6.500% Due 05-15-2015                        56,700     1,076,166

Total Convertible Mandatory Convertibles
(cost $1,417,500)                                       1,076,166


CONVERTIBLE BONDS - 69%

Bahamas - 1%
Sterlite Industries, Ltd. 4.000%           1,025,000      925,062
   Due 10-30-14

Canada - 1%
Northgate Minerals Corporation
   3.500% Due 10-01-16                      870,000       928,812

China - 1%
China Medical Technologies, Inc.(144A)    1,100,000       275,000
   6.250% Due 12-15-16(a)(b)(c)
Home Inns & Hotels(144A)                    750,000       591,562
   2.000% Due 12-15-15(b)
ShengdaTech, Inc.(144A)                   1,430,000        28,600
   6.500% Due 12-15-15(a)(b)(c)

Total China                                               895,162

Greece- 1%
DryShips, Inc. 5.000% Due 12-01-14          480,000       353,100

Hong Kong - 1%
Sino-Forest Corporation(144A)              1,180,000      277,300
   4.250% Due 12-15-16(a)(b)(c)

Indonesia - 0%
APP Finance VI Mauritius                  12,903,000       22,580
   0.000% Due 11-18-12(a)(c)

Switzerland- 2%
Glencore International (Reg S)
5.000% Due 12-13-14 (e)                    1,400,000    1,578,962

United Kingdom - 1%
SkyePharma PLC(Reg S)                        700,000      467,283
   6.000% Due 05-04-24(e)

United States - 61%
A123 Systems, Inc. 3.750%                  2,150,000      584,585
   Due 04-15-16
Affymetrix, Inc. 4.000%                      650,000      650,780
   Due 07-01-19
AGCO Corporation 1.250%                    1,050,000    1,315,781
   Due 12-15-36
Alaska Communications Systems Group, Inc.    700,000      489,125
   (144A)6.250% Due 05-01-18 (b)(d)
Allegheny Technologies, Inc. 4.250%        1,327,000    1,544,296
   Due 06-01-14 (d)
Annaly Mortgage Management, Inc. 4.000%      870,000    1,073,906
   Due 02-15-15 (d)
Clearwire Corporation(144A)                  870,000      554,625
   8.250% Due 12-01-40 (b)(d)
EMC Corporation                              730,000    1,187,710
   1.750% Due 12-01-13
Endeavor International Corporation(144A)     780,000      702,000
   5.500% Due 07-15-16(b)
EnPro Industries, Inc.                     1,765,000    2,248,169
   3.937% Due 10-15-15 (d)
Genco Shipping & Trading Ltd.                700,000      315,000
   5.000% Due 08-15-15
Gilead Sciences, Inc.                      1,590,000    2,177,306
   0.625% Due 05-01-13
Grubb & Ellis Company(144A)                  810,000       32,400
   7.950% Due 05-01-15(b)
Hawaiian Holdings, Inc.                      570,000      625,931
   5.000% Due 04-01-16
Intel Corporation (144A) 3.250%            1,175,000    1,581,903
   Due 08-01-39(b)
Interpublic Group                            770,000      839,300
   4.750% Due 03-15-23(d)
Johnson & Johnson                          1,900,000    1,843,000
   0.000% Due 07-28-20(c)(d)
Kohlberg Capital Corporation               1,180,000    1,203,600
   8.750% Due 03-15-16(d)
Level 3 Communications, Inc.               1,700,000    2,057,000
   7.000% Due 03-15-15
Liberty Media                              1,500,000    1,830,000
   3.125% Due 03-30-23 (d)
Liberty Media                              2,250,000    1,977,300
   3.250% Due 03-15-31 (d)
McMoRan Exploration Corporation              300,000      320,250
   4.000% Due 12-30-17
MF Global, Ltd. 9.000%                       700,000      294,000
   Due 06-15-38
MF Global, Ltd. 1.875%                     1,920,000      782,400
   Due 02-01-16
MF Global, Ltd. 3.375%                     2,000,000      820,000
   Due 08-01-18
NetApp, Inc. 1.750%                        1,000,000    1,147,550
   Due 06-01-13
Newmont Mining Corporation                 1,530,000    1,916,402
   1.250% Due 07-15-14 (d)
PMI Group, Inc.                              480,000      105,600
   4.500% Due 04-15-20
Prospect Capital Corporation               1,700,000    1,806,250
   6.250% Due 12-15-15(d)
Rayonier, Inc.                               140,000      196,350
   4.500% Due 08-15-15
Rite Aid Corporation                   	   1,355,000    1,443,075
   8.500% Due 05-15-15
Rudolph Technologies, Inc. (144A)            290,000      290,363
   3.750% Due 07-15-16 (b)
School Specialty, Inc.                       490,000      377,300
   3.750% Due 11-30-26
Sirius XM Radio, Inc.(144A)                1,480,000    1,926,775
   7.000% Due 12-01-14(b)(d)
Sotheby's                                  1,170,000    1,356,469
   3.125% Due 06-15-13
Steel Dynamics, Inc.                         915,000      959,080
   5.125% Due 06-15-14(d)
TiVo, Inc. (144A)                            500,000      543,625
   4.000% Due 03-15-16(b)
Tyson Foods, Inc.                          1,000,000    1,211,250
  3.250% Due 10-15-13(d)
Ultrapetrol Bahamas Limited(144A)            700,000      420,000
  7.250% Due 01-15-17(b)
United Continental Holdings, Inc.            600,000      886,800
   4.500% Due 01-15-15
Xilinx,Inc.                                1,400,000    1,804,320
  2.625% Due 06-15-17(d)

        Total United States                            43,441,576

Total Convertible Bonds (cost $49,957,388)             48,889,837


CONVERTIBLE BOND UNITS - 3%
United States - 3%
Ashland, Inc. 6.500%                           1,500    1,252,500
  Due 06-30-29
CenterPoint Energy 1.165%                     23,240      855,523
  Due 09-15-29


        Total Convertible Bond Units(cost $1,942,583)   2,108,023

CORPORATE BONDS - 5%
United States - 5%
FiberTower Corporation (144A)               1,120,891     644,512
   9.000% Due 01-01-16(b)
MIG,LLC Senior Secured Notes                4,510,771   2,706,463
   9.000% Cash, 6.500% PIK Due 12-31-16


Total Corporate Bonds(cost $4,854,366)                  3,350,975

COMMON STOCK - 2%
Bahamas - 2%
Vedanta Resources                             162,493   1,081,391

Ireland - 0%
Fly Leasing                                   13,100      159,689

Israel - 0%
Teva Pharmaceuticals                           2,177       85,861

United States - 0%
Durect Corporation (c)                        17,886       16,271
FiberTower Corporation (c)                    55,487        7,213

      Total United States                                  23,484

      Total Common Stock (cost $2,436,337)              1,350,425


WARRANTS - 4%
United States - 4%

American International Group (c)              95,000      979,450
Ford Motor Company (c)                           184,880      207,066
JP Morgan Chase & Company(c)                      30,000      293,100
Kinder Morgan Energy Partners (c)           675,000    1,458,000
MIG, LLC (c)                                   1,076          404

      Total Warrants(cost $3,398,596)                   2,938,020

TOTAL INVESTMENTS (cost $74,022,153)                   70,727,260

(a) This security is in default or deferral and interest or dividends are not being accrued on the position.
(b) 144A securities are those which are exempt from registration under Rule 144A of the U.S. Securities Act of 1933. These securities are subject to contractual or legal restrictions on their sale.
(c) Non-income producing securities.
(d) All or a portion of these securities are pledged as collateral for the margin account held by the broker.
(e) Reg S securities are those offered and sold outside of the United States and thus are exempt from registration under Regulation S of the U.S. Securities Act of 1933. These securities are subject to restrictions on their sale.

    Percentages are based upon the fair value as a percent of net assets as of June 30, 2012.

                                                       (concluded)



ZAZOVE CONVERTIBLE SECURITIES FUND, INC.
STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2012(UNAUDITED)



INVESTMENT INCOME:
  Interest                                          $   897,349
  Dividends                                             313,564

      Total investment income                         1,210,913

EXPENSES:
   Management fees                                      536,880
   Margin interest                                      102,243
   Transfer agency fees                                  48,005
   Professional fees                                     45,983
   Tax expense                                           10,281
   Director fees                                          6,750
   Custody fees                                           5,036
   Insurance expense                                      2,325
   Other                                                    591

        Total expenses                                  758,094


NET INVESTMENT INCOME                                   452,819

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND SECURITIES SOLD SHORT:
  Net realized gain on investments                      666,367
  Net realized loss on securities sold short            (32,458)
  Net change in unrealized appreciation
  of investments                                      1,930,778

     Net realized and unrealized gain from            2,564,687
     investments
NET INCREASE IN NET ASSETS RESULTING                 $3,017,506
FROM OPERATIONS

See notes to financial statements.


ZAZOVE CONVERTIBLE SECURITIES FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
SIX MONTHS ENDED JUNE 30,2012 (UNAUDITED)

NET INCREASE IN NET ASSETS RESULTING FROM:

OPERATIONS:
Net investment income                                 $ 452,819
Net realized gain on investments                        633,909
   and securities sold short
Net change in unrealized appreciation                 1,930,778
  of investments

Net increase in net assets
  resulting from operations                           3,017,506

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold                               929,654
Payments for shares redeemed                         (3,366,549)

Net decrease in net assets resulting
 from capital share transactions                     (2,436,895)

NET INCREASE IN NET ASSETS                              580,611

NET ASSETS - Beginning of the year                   61,810,225

NET ASSETS - End of period                          $62,390,836

ACCUMULATED NET INVESTEMENT LOSS                    $  (306,921)



See notes to financial statements.

ZAZOVE CONVERTIBLE SECURITIES FUND, INC.
STATEMENT OF CASH FLOWS
SIX MONTHS ENDED JUNE 30,2012 (UNAUDITED)


CASH FLOWS FROM OPERATING ACTIVITIES:
  Net increase in net assets resulting from operations $ 3,017,506 Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided
        by operating activities:
    Net change in unrealized appreciation                (1,930,778)
        of investments
    Net realized gain on investments and securities        (634,154)
        sold short
    Amortization and accretion                             476, 750
    Purchases of investment securities                  (21,820,496)
    Proceeds from sale of investment securities          18,682,534
    Purchases of securities sold short                     (591,666)
    Proceeds from sale of securities sold short             425,580
    Changes in assets and liabilities:
      Decrease in receivables                               126,918
      Increase in other assets                               (2,400)
      Decrease in payables                                  (40,955)

           Net cash used in operating activities         (2,291,160)

CASH FLOWS FROM FINANCING ACTIVITIES:
  Proceeds from shares sold                                 929,654
  Payments for shares redeemed                           (4,134,594)
  Payments on margin balance due to broker               (7,027,603)
  Advances on margin balance due to broker               12,563,700

           Net cash provided by financing activities      2,331,157

NET INCREASE IN CASH AND CASH EQUIVALENTS                    39,997

CASH AND CASH EQUIVALENTS - Beginning of year                 216,135

CASH AND CASH EQUIVALENTS - End of period                   $ 256,132

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
  Cash paid during the year for interest                  $ 102,243

See notes to financial statements.


ZAZOVE CONVERTIBLE SECURITIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS
SIX MONTHS ENDED JUNE 30,2012 (UNAUDITED)


1.   ORGANIZATION

Zazove Convertible Securities Fund, Inc., a Maryland corporation (the "Fund") is registered under the Investment Company Act of 1940 as a diversified investment company that operates as a closed-end interval fund. The Fund's investment objective is to realize long-term growth, current income and the preservation of capital. The Fund pursues this objective primarily through investing in a portfolio of convertible securities. The convertible strategy focuses primarily on opportunities in the United States of America, although the Fund may hold foreign securities. Zazove Associates, L.L.C. is the Fund's investment advisor (the "Investment Advisor"). The Fund initially acquired its portfolio pursuant to a merger whereby Zazove Convertible Fund, L.P., a Delaware limited partnership registered under the Investment Company Act of 1940, was merged into the Fund on January 1, 1999.

2.   SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation-The Fund's financial statements have been prepared in accordance with accounting principals generally accepted in the United States of America and are stated in United States dollars. The following is a summary of the significant accounting and reporting policies used in preparing the financial statements.

Use of Estimates-The preparation of financial statements requires the Fund's management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Valuation of Investments-The valuation of the Funds' investment is in accordance with policies and procedures adopted by and under the supervision of the Board of Directors.

Common stock, certain convertible preferred securities and certain derivatives that are traded on national securities exchanges are valued at the last reported sales price or, if there are no sales, at the mean between the bid and ask prices. Common stock, certain convertible preferred securities and certain derivatives traded over the counter are valued at the average of the highest current independent bid and lowest current independent offer reported upon the close of trading on that day.

Convertible bond securities, corporate bond securities, certain convertible preferred securities and certain derivatives are valued at the mid-point of independent bid and offer quotes received from dealers or brokers who make markets in such securities. In the good faith judgement of the Board of Directors, the mid-point of each quote represents the fair value of the security.

Securities for which market quotations are not available are valued at a fair value as determined in good faith by the Investment Advisor with the oversight by the Board of Directors pursuant to Board of Directors' approved procedures. In such case, fair value is derived based on all relevant facts and circumstances including, among other things, fixed income and option pricing models and conversion value.

Valuation Measurements- Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820, Fair Value Measurements and Disclosures ("Topic 820"),defines fair value,establishes a framework for measuring fair value and expands disclosures about fair value measurements.

Various inputs are used to determine the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

    Level 1 - quoted prices in active markets for identical
              securities
    Level 2 - other significant observable inputs (including quoted prices for similiar securities, interest rates, prepayment speeds, credit risk, etc.)
    Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the inputs used to value the Fund's investment securities as of June 30, 2012:

                            Level1      Level2      Level3  Investments
Convertible Preferred
   Stock                $5,682,045  $5,331,769          $0  $11,013,814
Mandatory Convertible
  Preferred Stock       $1,076,166           0           0    1,076,166
Convertible Bonds                0  47,841,654   1,048,183   48,889,837
Convertible Bond Units           0   2,108,023           0    2,108,023
Corporate Bonds                  0   3,350,975           0    3,350,975
Common Stock               269,034   1,081,391           0    1,350,425
Warrants                 2,937,616           0         404    2,938,020

Total investment        $9,964,861 $59,713,812  $1,048,587  $70,727,260


The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

                                 Convertible
                                    Bonds             Warrants
Balance as of December 31, 2011   $1,949,372          $    403
Realized gain                        141,799                 0
Net change in appreciation          (235,288)                1
   (depreciation)
Purchases                                0                   0
Sales                             (1,360,000)                0
Payments in Kind                         0                   0
Transfers into Level 3             552,300                   0
Transfer out of Level 3                  0                   0

Balance as of June 30, 2012     $1,048,183                $404

The amount of total gains          Convertible
or losses for the six months          Bonds             Warrants
ended included in net assets
attributable to the change in
unrealized gains or losses
related to Level 3 assets still
held at the reporting date       $(168,289)               $ 1


FASB issued Accounting Standards Update ("ASU") 2010-06 requires disclosures about transfers into and out of Level 1 and 2 and separate disclosures about purchases, sales, issuances and settlements relating to Level 3 measurements. It also clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques used to measure fair value. The Fund's policy is to recognize transfers between Level 1 and 2 at the end of the reporting period. For the six months ended June 30, 2012, there were no significant transfers between Levels 1 and 2 which required disclosure.

FASB ASU 2011-04 requires the following disclosures about fair value measurements of assets and liabilites classified as Level 3 within the fair value hierarchy: the valuation process used by the reporting entity, quantitative information about the unobservable inputs used in a fair value measurement, and the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs, if any.

Valuations of the Convertible Bonds presented as Level 3 assets in the foregoing table are based on the broker/dealer quotes for which there is a lack of transparency as to inputs used to develop the valuations.The quanitative detail of these unobservable inputs is neither provided nor reasonably available to the Fund.

Cash and Cash Equivalents-Cash and cash equivalents represents cash held by the Fund's custodian.

Investment Transactions and Income-Security transactions are recorded on the trade date. Realized gains or losses from sales of securities (including securities sold short) are determined on an identified cost basis. Dividend income is recognized on the ex-dividend date. Interest income and expense are recognized on the accrual basis. Bond discount is accreted and premium is amortized over the expected life of each applicable security using the effective interest method, as long as the collectability is not in doubt and the security is performing in accordance with its contractual terms.

Indemnifications - Under the Fund's organizational documents, the Fund is obligated to indemnify its directors, officers and Investment Advisor against certain liabilities relating to the business or activities undertaken by them on behalf of the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide for general indemnification to other parties.
The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss to be remote.

Derivatives and Hedging-The Fund follows the provisions of FASB
ASC topic 815, Derivatives and Hedging ("Topic 815"),which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit risk related to contingent features in derivative agreements.

As of and for the six months ended June 30, 2012, the Fund held warrants which are considered derivative instruments under Topic 815. Warrants are convertible at the holder's option into a fixed number of shares of the issuer's common stock upon payment of the exercise price and are treated as convertible securities by the Fund. Warrants held by the Fund were either purchased or received pursuant to a restucturing or exchange transaction. Equity price is the primary risk exposure of warrants. There are no net realized gains or losses on warrants. Net change in unrealized appreciation on 985,956 warrants was $380,594 and is included in net change in unrealized appreciation of investments on the statement of operations. As of June 30, 2012, the Fund held 985,956 warrants with fair value of $2,938,019 which is included in investments on the statement of assets and liabilities.


3.   CAPITAL SHARE TRANSACTIONS

The Fund is authorized to issue up to 25,000,000 shares of common stock, $0.01 par value. Shareholders are entitled to one vote per share on all corporate issues put to vote of the shareholders, although the Fund does not contemplate holding annual meetings to elect directors or for any other purpose.

Shares may be purchased as of the first business day of each month upon approval of the Board of Directors at the then net asset value per share. All subscription funds received after the first business day of the month will be added to the general funds of the Fund at the beginning of the following month.

On a quarterly basis, the Fund will offer to repurchase no less than 5% and no more than 25% of the Fund's outstanding shares at the then net asset value per share. Notice of the terms and conditions of each quarterly repurchase offer are sent to the shareholders in advance of the offer. On May 18, 2012, the Fund offered to repurchase shares as of June 30, 2012, which are reflected as capital shares redeemed on the statement of assets and liabilities. The Fund may impose a 2% fee on the redemption of fund shares held for less than one year. This fee is intended to compensate the Fund for expenses related to such redemption. Shares are redeemed by treating the shares first acquired by a shareholder as being redeemed prior to shares acquired by such shareholders thereafter. There have been no redemption fees charged during 2012.

Distributions from the Fund are recorded on the ex-distribution date. All ordinary and capital gain distributions are automatically reinvested in Shares at the net asset value on the ex-distribution date unless Shareholders elect in writing to receive such distributions in cash.


In the case of the termination of the Fund, distributions to the shareholders will be made in proportion to their respective share ownership after the payment of all Fund creditors.

Analysis of Changes in Shares

Shares sold                                   49,266
Shares redeemed                             (179,422)

 Net increase(decrease)                     (130,157)

 Shares outstanding at the beginning
  of year                                  3,560,109

 Shares outstanding at the end
  of year                                  3,429,952

4.   MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Zazove Associates, L.L.C. has been engaged as the Fund's Investment Advisor and fund accountant pursuant to the terms of an Investment Advisory Agreement. As Investment Advisor and fund accountant of the Fund, Zazove Associates, L.L.C. will receive management fees based on the following management fee schedule. Management fees are computed and paid on a monthly basis based on the net assets of the Fund as of the beginning of the month.

                                        Net Assets
                                         in Excess
                                      of $20,000,000   Net Assets
                 First $20,000,000        up to       in Excess of
 Net Assets        in Net Assets        $70,000,000    $70,000,000

Annual management
 fee rate               2.00%              1.50%          1.00%


As of June 30, 2012, certain employees and affiliates of the Investment Advisor held 6.86% of the outstanding shares of the Fund.

The Fund bears all normal direct costs and expenses of its operations including: management fees; brokerage commissions; custodian fees; transfer agency fees; legal, audit, accounting and tax preparation expenses; applicable state taxes and other operating expenses such as regulatory filing fees and costs for communications with shareholders. The Fund will not incur costs and expenses associated with the offering of shares in the Fund. The custodian fees and transfer agent fees are paid to UMB Bank, N.A.

The overall responsibility for the management and operation of the Fund is vested in the Board of Directors (the "Board"). The Board consists of four directors: Gene T. Pretti, Andrew J. Goodwin III, Jack L. Hansen, and Peter A. Lechman. Each of the three directors who are not affiliated with the Investment Advisor received
$4,500 for their service to the Fund during 2012.

Gene T. Pretti, President, and Steven M. Kleiman, Secretary and Treasurer, are the principal officers of the Fund and are responsible for the day-to-day supervision of the business and affairs of the Fund. Steven M. Kleiman is the Fund's
Chief Compliance Officer and is responsible for administering the Fund's compliance policies and procedures. Except for certain actions requiring the approval of the shareholders or the Board of Directors, the principal officers of the Fund have the power and authority to take all actions deemed necessary and appropriate to pursue the Fund's objective.

Shareholders in the Fund will be unable to exercise any management functions. Management of the Fund is vested exclusively with the Board of Directors. There will not be any shareholder vote unless required by the Investment Company Act of 1940.

5.   INCOME TAXES


FASB ASC Topic 740, Income Taxes ("Topic 740"),provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. Topic 740 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity before being measured and recognized in the financial statements. Topic 740 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. The Fund has not taken any tax positions that do not meet the more-likely-than-not threshold. The tax years 2008-2011 remain subject to examination by the Internal Revenue Service.

It is the Fund's policy to meet the requirements for qualification as a registered investment company as defined in Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income and capital gains to the Fund's shareholders. Therefore, no provision for federal income taxes has been made.


At December 31, 2011, the Fund had $342,932 in undistributed ordinary income and had no undistributed short term capital gains or undistributed long term capital gains for federal income tax purposes.

At June 30, 2012, the cost and related gross unrealized appreciation and depreciation for federal income tax purposes are as follows:


  Cost of investments for tax purposes           $75,033,728

  Gross tax unrealized appreciation                5,738,722
  Gross tax unrealized depreciation              (10,045,191)

  Net tax unrealized appreciation on investments $(4,306,469)


6.   INVESTMENT TRANSACTIONS

For the six months ended June 30,2012, the cost of purchases and proceeds from sales of investments (excluding short-term investments) were $22,423,331 and $21,418,089, respectively. There were no purchases or sales of long-term U.S. government securities.

7.   OFF-BALANCE-SHEET RISK AND CONCENTRATION RISKS

The Fund may engage in the short sale of securities. Securities sold short represent obligations of the Fund that result in off-balance-sheet risk as the ultimate obligation may exceed the amount shown in the accompanying financial statements due to increases in the market values of these securities. These short positions are generally hedged positions against portfolio holdings and, as a result, any increase in the Fund's obligation related to these short positions will generally be offset by gains in the related long positions.

At June 30,2012, the Fund's industry concentrations
(as a percentage of net assets) were as follows:

  Broadcasting & Cable                              12.1%
  Diversified Metals & Mining                        9.0%
  Misc. Financials                                   7.9%
  Semiconductors                                     5.9%
  Foods                                              4.7%
  Household Durables                                 4.6%
  Pharmaceuticals                                    4.4%
  Misc. Media                                        4.3%
  Integrated Telecom Services                        4.1%
  Health Services                                    4.1%
  Steel                                              4.0%
  Conglomerates                                      3.6%
  Diversified Financials                             3.4%
  Oil- Integrated                                    3.3%
  Precious Metal                                     3.1%
  Healthcare Equipment & Supplies                    3.0%
  Airlines                                           2.4%
  Natural Gas Diversified                            2.3%
  Retail-Food & Drug                                 2.3%
  Consumer Services                                  2.2%
  Machinery                                          2.1%
  Real Estate                                        2.1%
  Chemicals                                          2.1%
  Misc. Transportation                               2.0%
  Wireless Telecom Services                          1.9%
  Software-Applications & Systems                    1.9%
  Advertising                                        1.9%
  Computers and Peripherals                          1.8%
  Insurance-Multiline                                1.7%
  Biotechnology                                      1.0%
  Lodging                                            0.9%
  Misc. Industrials                                  0.9%
  Retail-Specialty                                   0.6%
  Paper & Forest Products                            0.5%
  Banks- Major                                       0.5%
  Misc. Healthcare                                   0.4%
  Autos                                              0.3%

Since the Fund does not clear its own investment transactions, it has established an account with a third-party custodian (UMB
Bank, N.A.) for this purpose. In addition, the Fund has established an account with a brokerage firm (Citigroup) for the purpose of purchasing securities on margin. At June 30, 2012, the Fund owed the brokerage firm $10,382,756 for securities purchased on margin (reflected as due to broker in the statement of assets and liabilities.) The Fund has pledged sufficient securities as collateral for the margin account held by the custodian.
The Fund pays interest on any margin balance, which is calculated as the daily margin account balance times the broker's margin interest rate. Interest is charged on payable balances at a rate equal to the Federal Funds rate (0.04% at June 30, 2012) plus 300 basis points. For the six months ended June 30, 2012, margin interest expense was $102,243 as shown on the statement of operation. For the six months ended June 30, 2012, the average margin balance and interest rate were $3,657,387 and 3.52%, respectively.


8.   SUBSEQUENT EVENTS

In accordance with FASB ASC Topic 855, Subsequent Events, management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued.

Management has determined that there are no material events that would require disclosure in the Fund's financial statements.


                        * * * * *


ZAZOVE CONVERTIBLE SECURITIES FUND, INC.
PROXY VOTING POLICIES (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling toll-free at 800.217.2978 and (ii) on the Commission's website at http://www.sec.gov.


DIVIDEND REINVESTMENT PLAN(UNAUDITED)

Distributions from the Fund are recorded on the ex-distribution date. Pursuant to the Fund's Dividend Reinvestment Plan
("DRIP"), all ordinary and capital gains distributions are reinvested in Shares at the then prevailing net asset value.
Each Shareholder is automatically included in the DRIP unless the Fund receives a written request from the Shareholder to receive such distributions in cash, or cash and stock. In order to determine the number of shares to be received by each Shareholder that participates in the DRIP, the aggregate ordinary and capital gain distribution allocated to the Shareholder that is to be reinvested is divided by the Fund's Net Asset Value per share immediately after giving effect to the aggregate amount of the dividend distribution declared by the Fund. For federal income tax purposes, dividends paid by the Fund are taxable whether received in cash or reinvested in additional Shares pursuant to the DRIP. There are no fees, commissions or expenses associated with the participation in the DRIP and Shareholders may elect to terminate their participation in the DRIP by written request to the Fund. Additional information regarding the Dividend Reinvestment Plan may be obtained by contacting the Investment Advisor at 847.239.7100.



ZAZOVE CONVERTIBLE SECURITIES FUND, INC.

DIRECTORS                      Andrew  J. Goodwin, III
                               Jack L. Hansen
                               Peter A. Lechman
                               Gene T. Pretti

OFFICERS                       Gene T. Pretti
                               Steven M. Kleiman

INVESTMENT ADVISOR             Zazove Associates, LLC
                               1001 Tahoe Blvd.
                               Incline Village, NV  89451

CUSTODIAN                      UMB Bank N.A.
                               928 Grand Avenue
                               Kansas City, MO  64106

INDEPENDENT REGISTERED         Deloitte & Touche LLP
PUBLIC ACCOUNTING FIRM         111 South Wacker Drive
                               Chicago, IL  60606

DIVIDEND-DISBURSING            UMB Fund Services, Inc.
AND TRANSFER AGENT             803 W. Michigan Street, Suite A
                               Milwaukee, WI  53233-2301


Item 2:	Code of Ethics
Information required by this Item is only required in an Annual
Report on this Form N-CSR.

Item 3:  Audit Committee Financial Expert
Information required by this Item is only required in an Annual
Report on this Form N-CSR.

Item 4:  Principal Accountant Fees and Services
Information required by this Item is only required in an Annual
Report on this Form N-CSR.

Item 5:  Audit Committee of Listed Registrants
Information required by this Item is only required in an Annual
Report on this Form N-CSR.

Item 6: Schedule of Investments. This information is included in the Report to Shareholders in Item 1.

Item 7:	Disclosure of Proxy Voting Policies and
Procedures for Closed-End Management Investment Companies.
Information required by this Item is only required in an Annual
Report on this Form N-CSR.

Item 8: Portfolio Managers of Closed-End Investment Companies.
Information required by this Item is only required in an Annual
Report on this Form N-CSR.

Item 9: Purchases of Equity Securities by Closed-End
Management Investment Company and Affiliated Purchasers.

Month Ending  Total No.   Avg. Price  Total No.    Maximum No.
              Shares      Paid Per    Of Shares    (or approximate
              Purchased   Shares      Purchased    value) of shares
                                      As Part of   that May Yet Be
                                      Publicly     Purchased Under
                                      Announced    the Plans or
                                      Plans or     Programs
                                      Programs

January        -0-                     *             *

February       -0-

March        126,984	  $19.00       *             *

April          -0-

May            -0-

June         52,438       $18.19        *             *

* On a quarterly basis, it is a basic policy of the Fund to offer to repurchase no less than 5% and no more than 25% of the Fund's outstanding shares at the then net asset value per share. Notice of the terms and conditions of each quarterly repurchase offer are sent to the shareholders in advance of the offer. The Fund may impose a 2% fee on the redemption of fund shares held for less than one year.
This fee is intended to compensate the Fund for expenses related to such redemption. Shares are redeemed by treating the shares first acquired by a shareholder as being redeemed prior to shares acquired by such shareholders thereafter.
There were no redemption fees imposed during the period. It is a basic policy of the Fund to offer on a quarterly basis to repurchase no less than 5% and no more than 25% of the Fund's outstanding shares at the then net asset value per share.
A Shareholder who desires to have Shares redeemed at the close of a calendar quarter must submit a written request by the 17th day of March, June, September or December, as applicable (or the next business day if such day is not a business day). Each such day is referred to as a "Repurchase Request Deadline." The Fund will send a notice to each Shareholder no less than twenty-one and no more than forty-two days before each Repurchase Request Deadline with the details regarding the repurchase offer. If the number of Shares requested by the Shareholders for repurchase exceeds the number of Shares in the repurchase offer, then the Fund may repurchase an additional two percent of the outstanding Shares. If there is still an excess, the Fund will repurchase Shares on a pro rata basis. The Fund has adopted written procedures reasonably designed to ensure that the Fund's portfolio is sufficiently liquid to enable the Fund to fulfill the repurchase requests. The Fund has the right, under certain circumstances, to force the redemption of all or a portion of the Shares held by a Shareholder. The Fund may impose a 2% fee on the repurchase of Shares held for less than one year, which fee is intended to compensate the Fund for expenses related to such redemption. Shares are deemed repurchased by treating the Shares first acquired by a Shareholder as being repurchased prior to Shares acquired by such Shareholder thereafter.


Item 10:  Submission of Matters to a Vote of Security Holders.
No material change.

Item 11: Controls and Procedures
a) Registrant's principal executive officer and principal financial officer have evaluated Registrant's disclosure controls and Procedures within 90 days of this filing and have concluded that Registrant's disclosure controls and procedures (as defined in Rule 30a-2(c)) were effective as of that date, in ensuring that the information required to be disclosed by Registrant in this Form N-CSR was recorded, processed, summarized and reported on a timely basis. Registrant's principal executive officer and principal financial officer concluded that such procedures did not have any significant deficiencies or material weaknesses that require corrective action.

b) There were no changes in Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during Registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, Registrant's internal control over financial reporting.

Item 12:  Exhibits
(a)(1) Not applicable.

(a)(2) The certification required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) of each principal executive officer of Registrant is attached.

(a)(3) Not applicable.

(b) No applicable.